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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                   July 29, 1996
               -------------------------------------------------
               (Date of Report, date of earliest event reported)



                                TREMONT CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



   Delaware                          1-10126                       76-0262791
- --------------------------------------------------------------------------------
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                  Identification
incorporation)                                                   Number)



1999 Broadway, Suite 4300, Denver, CO                                 80202
- --------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                               (303) 296-5600
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              (Registrant's telephone number, including area code)


                               Not Applicable
- --------------------------------------------------------------------------------
             (Former name or address, if changed since last report)





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Item 5:  Other Events

         On July 26, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's second quarter financial results.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

                 Item No.                           Exhibit List
                 --------         ----------------------------------------------

                  99.1            Press release dated July 26, 1996 issued by
                                  Registrant.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TREMONT CORPORATION
                                        (Registrant)




                                        By: /s/ John R. Burt
                                            ------------------------------------
                                            John R. Burt
                                            Corporate Attorney
                                              and Assistant Secretary




Date: July 29, 1996





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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                    EXHIBIT DESCRIPTION                      PAGE
- -------                   -------------------                      ----
99.1              Press Release Dated July 26, 1996.